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                             Janus Investment Fund
                       Supplement Dated February 25, 2005
                      To Currently Effective Prospectuses

Effective March 1, 2005 through April 15, 2005, the minimum initial investment for new IRAs is lowered from $500 to $200. Investors taking advantage of this offer will be required to set up a $100 automatic monthly investment. Consistent with the Funds' prospectus, such investors will be subject to all other policies applicable to the Funds, including the $25 minimum balance fee that may be charged to IRA Fund accounts with balances below $500 applied during the fourth quarter of each calendar year.

Your completed IRA application and initial investment must be received or postmarked by April 15, 2005 to qualify. Applications for new IRAs received or postmarked after April 15, 2005 are subject to the $500 minimum investment requirement as described in the Funds' prospectus.

You should consider this information in deciding whether this type of account program is appropriate for you.